Exhibit 10.11

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT, dated as of November 30, 2021, (this “Agreement”), is by and among Dov Kurlander (“Kurlander”), the parties identified on Schedule A hereto (each a “New Lender” and collectively the “New Lenders” and together with Kurlander each a “Lender’” and collectively the “Lenders”), and Pish Posh Baby LLC, a Delaware limited liability company (the “Company” and together with the Lenders each a “Party” and collectively the “Parties”).

WITNESSETH:

WHEREAS, the Company issued notes to the New Lenders as set forth on Schedule A (the “New Notes”);

WHEREAS, the Company has debts to Kurlander as set forth on Schedule B (“General Kurlander Debt”) and Schedule C (“Inventory Kurlander Debt” and together with the General Kurlander Debt the “Kurlander Debt” and together with the New Notes the “Intercreditor Debt”); and

NOW THEREFORE, in consideration of the mutual benefits accruing to Parties hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I
INTERCREDITOR

1.1       Equal Treatment. The New Lender Debt and Kurlander Debt shall be pari passu. The Company shall not offer, nor will any Lender accept, any consideration from the Company or any third- party in relation to the Intercreditor Debt, unless such consideration is offered to all the Lenders as the same time. Further the Company shall not make any payment on the Intercreditor Debt unless such payment is made to all the Lenders pari passu.

ARTICLE II
MISCELLANEOUS

2.1       Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the successors and permitted assigns of the Parties. Neither party hereto may assign or permit the assignment of its obligations without first requiring the assignee of such obligation to assume such assigning party’s rights and obligations under this Agreement. Except as required by the preceding sentence, neither party may assign its rights or obligations under this Agreement without the other party’s prior written consent.

2.2       Insolvency. This Agreement shall be applicable both before and after any insolvency proceeding by or against the Company and all converted or succeeding cases in respect thereof, and all references herein to the Company shall be deemed to apply to an agent for the Company as debtor-in- possession.

2.3       Governing Law; Jurisdiction; Waiver of Jury Trial. (a) This Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State and County of New York for the adjudication of any dispute hereunder or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

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            (b) EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY DISPUTE OR CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS AGREEMENT AND HAS HAD AN OPPORTUNITY TO SEEK SEPARATE COUNSEL OF ITS OWN CHOICE TO REVIEW THIS AGREEMENT, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

2.4       Injunctive Relief. Each Party acknowledges and agrees that a breach by it of its obligations hereunder will cause irreparable harm to the other and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, the non-breaching party shall be entitled to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss or the posting of any bond.

2.5       Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the Parties.

2.6       Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile transmission.

2.7       Notices. Any notice, demand or request required or permitted to be given by the respective parties hereto pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

To the Company:
Pish Posh Baby LLC
1915 Swarthmore Ave
Lakewood NJ 08701
Attn: Dov Kurlander
email: dov@pishposhbaby.com

To Kurlander:

Dov Kurlander
1915 Swarthmore Ave
Lakewood NJ 08701
email: dov@pishposhbaby.com

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To Lenders:     To the addresses listed on Schedule A.

Any Party may change the address(es) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other Parties in conformity with this Section, but such change shall not be effective until notice of such change has been received by the other Party.

2.8       Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. No amendment, modification or other change to this Agreement or waiver of any agreement or other obligation of the parties under this Agreement may be made or given unless such amendment, modification or waiver is set forth in writing and is signed by Assignors and Secured Lenders. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

2.9       Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

[Signatures begin on next page]

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IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written.

COMPANY

Pish Posh Baby LLC

By:
Its:

KURLANDER

Dov Kurlander

/s/ Dov Kurlander

[NEW LENDER SIGNATURES FOLLOW]

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IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written.

NEW LENDER

By:
Its:

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IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written.

NEW LENDER

Alpha Capital Anstalt

/s/ Nicola Feuerstein
By:	Nicola Feuerstein
Its:	Director

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IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written.

NEW LENDER

By:
Its:

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IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written.

NEW LENDER

For Kids Investment Fund LLC

/s/ Jonathan Honig
By:	Jonathan Honig
Its:	Manager

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IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written.

NEW LENDER

The Hewlett Fund LP

/s/ Martin Chopp
By:	Martin Chopp
Its:	General Partner

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IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written.

NEW LENDER

By:
Its:

5

IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written.

NEW LENDER

L1 Capital Global Opportunities Master Fund

/s/ David Feldman
By:	David Feldman
Its:	Portfolio Manager

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IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written.

NEW LENDER

By:
Its:

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IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written.

NEW LENDER

/s/ Nechama Berken
By:	Nechama Berken
Its:

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IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written.

NEW LENDER

/s/ Ralph Rieder
By:	RALPH RIEDER
Its:

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